UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 24, 2005

MINISTRY PARTNERS INVESTMENT CORPORATION

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(Exact name of registrant as specified in its charter)

California #9; 333-122465 33-0489154

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(State of Incorporation) (Commission File Number) (IRS Employer

Identification No.)

955 West Imperial Highway, Brea, CA #9; 92821

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(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (714) 671-5720

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in the Registrant's Certifying Accountant

On October 24, 2005, Turner, Warren, Hwang & Conrad, an accountancy corporation ("Turner Warren"), resigned as the independent auditor for the Registrant. In connection with its resignation, Turner Warren informs Registrant that it is no longer accepting engagements as certifying accountants for companies registered under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Turner Warren cited increased insurance and staff costs for this decision.

The report of Turner Warren on Registrant's financial statements for either of Registrant's two most recent completed fiscal years did not contain any adverse opinion or disclaimer or opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During Registrant's two most recent completed fiscal years and during the subsequent period ending September 30, 2005 (the "Reporting Periods"), with respect to the financial statements, there were no disagreements with Turner Warren on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Turner Warren, would have caused it to make reference to the subject matter of the disagreements in connection with its report with respect to the financial statements of the Reporting Periods.

During the Reporting Periods, there were no "reportable events" as such item is described in Item 304(a)(1)(v) of Regulation S-B under the Exchange Act with respect to the financial statements.

Effective on October 24, 2005, Hutchinson & Bloodgood, LLP ("H&B") was appointed as the independent auditor for Registrant to perform the Registrant's audit for the year ended December 31, 2005. The decision to engage H&B was approved by Registrant's Board of Directors.

During the Reporting Periods, Registrant did not consult with H&B with respect to the financial statements regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements, (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B under the Exchange Act and the related instructions to Item 304 of Regulation S-B) or a "reportable event" (as such term is described in Item 304(a)(1)(iv)(B) of Regulation S-B), or (iii) any of the matters or events set forth in Item 304(a)(2) of Regulation S-B.

Registrant has furnished a copy of this Report to Turner Warren and requested that Turner Warren furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Registrant herein in response to Item 304(a) of Regulation S-B and, if not, stating the respect in which it does not agree. The letter from Turner Warren is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

16.1 Letter of Turner Warren, dated October 24, 2005, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MINISTRY PARTNERS INVESTMENT

CORPORATION

Dated: November 17, 2005 By: /s/ Gabriel B. Encarnacion

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Gabriel B. Encarnacion

Principal Accounting Officer